NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED FEBRUARY 11, 2025

TO THE SUMMARY PROSPECTUS DATED DECEMBER 30, 2024

Kevin R. Lorenz will retire from Nuveen on July 1, 2025. He will continue to serve as a portfolio manager of the Fund until that time. Effective February 11, 2025, James S. Kim, Managing Director, has been named a portfolio manager of the Fund. Douglas M. Baker, CFA, Katherine Renfrew, and Nicholas W. Travaglino will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STRINC-0225P